Fidelity®

Target Timeline®

2003

Semiannual Report

January 31, 2002

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After three consecutive months of steady buying, equity investors took a breather in the first month of the New Year to assess the degree of any real economic turnaround. As a result, most major stock market benchmarks declined - albeit slightly - for the first time since September 2001. Investor uncertainty gave a boost to the fixed-income markets in January, as nearly all categories of investment-grade bonds rebounded from their fourth-quarter lull.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at a fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Target Timeline 2003	2.44%	6.75%	41.17%	42.12%
LB Aggregate Bond	3.20%	7.56%	43.80%	48.69%
U.S. Treasury Strips (8/15/03 and 11/15/03)	3.59%	8.13%	45.55%	46.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on February 8, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund to the average of the total returns of U.S. Treasury Strips maturing on 8/15/03 and 11/15/03, which reflects the performance of zero-coupon bonds with maturities similar to the fund's. These benchmarks reflect reinvestment of dividends and capital gains, if any.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Target Timeline 2003	6.75%	7.14%	6.05%
LB Aggregate Bond	7.56%	7.54%	6.85%
U.S. Treasury Strips (8/15/03 and 11/15/03)	8.13%	7.80%	6.56%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund performed at a constant rate each year.

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Target Timeline 2003 on February 8, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $14,212 - a 42.12% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,869 - a 48.69% increase. If $10,000 was put in U.S. Treasury Strips (8/15/03 and 11/15/03), it would be valued at $14,627 - a 46.27% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended January 31,	Years ended July 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.33%	6.98%	7.18%	6.99%	7.17%	7.29%
Capital returns	0.11%	4.74%	-2.48%	-4.23%	0.83%	4.65%
Total returns	2.44%	11.72%	4.70%	2.76%	8.00%	11.94%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended January 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.66¢	22.11¢	50.02¢
Annualized dividend rate	4.52%	4.59%	5.27%
30-day annualized yield	3.02%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.53 over the past one month, $9.56 over the past six months and $9.49 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Bonds continued their dominance over stocks, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors during the six-month period ending January 31, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.20%. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate five times during the period - in addition to six other cuts earlier in 2001 - in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as investors began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly government agency and mortgage securities, outperformed Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and agencies. However, the Treasury rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate-cutting campaign. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.46% and 3.41%, respectively, followed by the Lehman Brothers Credit Bond and Treasury indexes, which returned 2.96% and 2.85%, respectively.

(Portfolio Manager photograph)
An interview with Ford O'Neil, Portfolio Manager of Fidelity Target Timeline 2003

Q. How did the fund perform, Ford?

A. For the six months that ended January 31, 2002, the fund returned 2.44%. In comparison, U.S. Treasury Strips maturing at approximately the same times as the fund (August and November 2003) averaged 3.59%. The Lehman Brothers Aggregate Bond Index, which measures the performance of the overall investment-grade bond market, had a six-month return of 3.20%. For the one-year period that ended January 31, 2002, the fund returned 6.75%, while the U.S. Treasury Strips and Lehman Brothers index posted returns of 8.13% and 7.56%, respectively. The important thing to keep in mind is that it's difficult to measure the fund on a six- or 12-month time horizon; instead, it should be measured from a life-of-fund standpoint.

Q. What factors drove the fund's performance during the past six months?

A. Sharply declining short-term interest rates, spurred by the Federal Reserve Board's aggressive efforts to revive the economy, drove fund returns as short-term bond yields fell and their prices - which move opposite their yields - rose. The tremendous flight to quality we witnessed during the past six months put additional downward pressure on the short end of the yield curve. Conversely, longer-term rates - which aren't as closely linked to Fed actions - edged higher as the prospects for an economic recovery improved. The dramatic curve steepening that resulted sparked a strong rally in credit risk assets, which helped as we remained overweighted in higher-yielding spread sectors - namely corporate and agency securities - not represented in the index, which outpaced Treasuries during the period. While sector allocation gave us an advantage over the index, relative performance suffered from ineffective curve positioning and disappointing security selection.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What went awry?

A. I maintained a barbell strategy in the fund - that is, owning securities with both shorter and longer maturities than those of the benchmark, which is bulleted, or concentrated in one area of the yield curve. This strategy weighed on performance. During the past six months, with the short end of the curve steepening considerably, the strategy failed as the bulleted nature of the index provided it with a better total return. While I wasn't expecting the curve to flatten, I was surprised at the degree to which it steepened.

Q. How did your positioning in corporates and agencies influence returns?

A. In order to maximize expected returns within the constraints imposed, I emphasized shorter-duration corporates because they generally offer higher yields than comparable-duration Treasuries and exhibit less volatility than longer-term securities. While we managed to capture this yield advantage, we were hurt by our exposure to a handful of companies - most notably energy trader Enron - that collapsed during the period. Contrary to our goal of holding investments until maturity, Enron marked the first time a security in this fund was sold early at a significant loss, which proved to be the right choice as its bonds continued to lose value. Although good credit analysis enabled us to avoid several firms that encountered severe financial stress, having a highly diverse portfolio could only partially protect us from credit events that were impossible to model, analyze or predict. Another risk to the portfolio is that as it approaches maturity, its exposure to the spread sectors - particularly corporates - increases. However, we tempered this additional downside risk by focusing largely on the highest-quality securities, including bank and defense issues, and Yankee bonds - dollar-denominated securities issued by foreign entities - which performed well. Shifting gears, our healthy weighting in agencies was a plus given their strong performance during the period. Agencies benefited in the aftermath of 9/11, as investors sought out high-quality, higher-yielding debt issues. Moreover, the spotlight dimmed on potentially damaging legislation designed to alter the relationship between some agencies and the government, which further bolstered returns.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight corporates and agencies based on their superior return potential relative to Treasuries. Corporates are still the cheapest asset class, but security selection and diversification will remain critical to good performance in that sector going forward.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: definable returns over the life of the fund by investing mainly in investment-grade quality debt securities whose average duration is approximately equal to the fund's maturity

Fund number: 383

Trading symbol: FTARX

Start date: February 8, 1996

Size: as of January 31, 2002, more than $119 million

Manager: Ford O'Neil, since 1998; co-manager, Fidelity VIP: Asset Manager Portfolios, since October 2001; manager, various Fidelity bond funds; joined Fidelity in 1990

3

Ford O'Neil revisits the importance of investing until maturity:

"This fund should be purchased only if there is a high probability that you will hold it until maturity. It should not be purchased as a short-term trading opportunity. That said, you shouldn't sell the fund before maturity on the basis that the Fed may raise interest rates. Nor should you stock up on the fund in anticipation of corporate spreads tightening. This is not what the fund is designed for. There are many other investment options out there that are better equipped to meeting those objectives.

"I can't stress enough the importance of holding this investment until maturity. Just give the fund time and let it do the work for you. If I do my job right, most bonds will mature at par, or face value. If so, any short-term spread widening that the fund had to tolerate during the holding period will all come back to the shareholder's benefit at the end.

"As has been the case in previous periods, heavy money flows in either direction prior to maturity can lead to suboptimal positioning - and, at times, underperformance - of this fund."

Semiannual Report

Investment Changes

Quality Diversification as of January 31, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	51.5	52.6
Aa	6.4	7.5
A	20.3	19.6
Baa	18.6	14.9
Ba and Below	0.1	0.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of January 31, 2002
6 months ago
Years	1.9	2.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of January 31, 2002
6 months ago
Years	1.7	2.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of January 31, 2002 *		As of July 31, 2001 **
	Corporate Bonds 40.8%		Corporate Bonds 37.7%
	U.S. Government and Government Agency Obligations 50.2%		U.S. Government and Government Agency Obligations 51.7%
	Other Investments 4.5%		Other Investments 3.9%
	Short-Term Investments and Net Other Assets 4.5%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	11.9%	** Foreign investments	11.5%

Semiannual Report

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 40.8%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 4.4%
Auto Components - 0.9%
DaimlerChrysler North America Holding Corp. 7.75% 5/27/03	A3	$ 1,000,000	$ 1,044,010
Media - 2.8%
Cox Communications, Inc. 6.5% 11/15/02	Baa2	200,000	204,910
News America Holdings, Inc. 8.5% 2/15/05	Baa3	710,000	762,128
TCI Communications, Inc. 6.375% 5/1/03	Baa2	1,000,000	1,028,660
Time Warner, Inc.:
7.75% 6/15/05	Baa1	111,000	119,247
7.975% 8/15/04	Baa1	1,000,000	1,074,620
Viacom, Inc. 6.75% 1/15/03	A3	200,000	206,422
			3,395,987
Multiline Retail - 0.7%
Dayton Hudson Corp.:
7.5% 7/15/06	A2	375,000	412,181
9.75% 7/1/02	A2	390,000	400,893
			813,074
TOTAL CONSUMER DISCRETIONARY			5,253,071
CONSUMER STAPLES - 3.5%
Food & Drug Retailing - 0.9%
Fred Meyer, Inc. 7.15% 3/1/03	Baa3	1,000,000	1,033,180
Food Products - 0.8%
Kellogg Co. 5.5% 4/1/03	Baa2	1,000,000	1,023,360
Household Products - 0.2%
Fort James Corp. 6.5% 9/15/02	Baa3	250,000	247,105
Tobacco - 1.6%
Philip Morris Companies, Inc. 7% 7/15/05	A2	1,000,000	1,047,050
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	850,000	875,024
			1,922,074
TOTAL CONSUMER STAPLES			4,225,719
ENERGY - 0.4%
Energy Equipment & Services - 0.2%
Baker Hughes, Inc. 5.8% 2/15/03	A2	200,000	204,000
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
ENERGY - continued
Oil & Gas - 0.2%
Petroleos Mexicanos 6.5% 2/1/05 (b)	Baa2	$ 240,000	$ 244,337
TOTAL ENERGY			448,337
FINANCIALS - 21.5%
Banks - 11.5%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	1,000,000	1,103,620
Bank of Montreal 6.1% 9/15/05	A1	125,000	129,175
Bank One Corp. 7.25% 8/15/04	A1	395,000	423,081
Bayerische Landesbank Gironzentrale yankee 6.375% 10/15/05	Aaa	200,000	209,112
Capital One Bank:
6.375% 2/15/03	Baa2	250,000	252,820
6.76% 7/23/02	Baa2	500,000	504,885
CIT Group, Inc. 5.625% 5/17/04	A2	500,000	503,395
Crestar Finanical Corp. 8.75% 11/15/04	A2	1,000,000	1,108,570
Den Danske Bank Group AS 6.55% 9/15/03 (b)	Aa3	250,000	262,505
First National Boston Corp. 8% 9/15/04	A1	325,000	352,661
First Security Corp. 7% 7/15/05	Aa3	375,000	401,134
First Tennessee National Corp. 6.75% 11/15/05	A3	200,000	208,036
First Union Corp.:
6.95% 11/1/04	A1	500,000	529,125
7.7% 2/15/05	A1	500,000	540,605
Fleet Financial Group, Inc. 7.125% 4/15/06	A2	375,000	400,140
H.F. Ahmanson & Co. 7.875% 9/1/04	Baa1	700,000	753,431
Korea Development Bank:
6.5% 11/15/02	Baa2	100,000	102,941
7.375% 9/17/04	Baa2	225,000	239,555
Long Island Savings Bank FSB 7% 6/13/02	Baa2	250,000	253,685
MBNA Corp. 6.963% 9/12/02	Baa2	600,000	614,520
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	150,000	156,656
Midland Bank PLC yankee 8.625% 12/15/04	Aa3	1,000,000	1,099,640
PNC Funding Corp. 7.75% 6/1/04	A3	220,000	234,573
Society National Bank 7.25% 6/1/05	A2	500,000	529,090
Sovran Financial Corp. 9.25% 6/15/06	Aa2	125,000	143,961
St. George Bank Ltd. yankee 7.15% 10/15/05 (b)	Baa1	500,000	521,715
Star Banc Corp. 5.875% 11/1/03	A	1,000,000	1,038,600
Swiss Bank Corp. 6.75% 7/15/05	Aa3	500,000	526,240
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
U.S. Bank NA, Minnesota 5.25% 6/4/03	Aa3	$ 250,000	$ 256,350
Wells Fargo & Co. 6.875% 4/15/03	Aa3	160,000	167,286
Westpac Banking Corp. yankee 7.875% 10/15/02	A1	200,000	206,960
			13,774,067
Diversified Financials - 7.4%
Abbey National PLC 6.69% 10/17/05	Aa3	300,000	315,108
Amvescap PLC yankee 6.6% 5/15/05	A2	50,000	51,520
Associates Corp. of North America 5.75% 11/1/03	Aa1	400,000	414,096
Citigroup, Inc. 5.7% 2/6/04	Aa1	1,000,000	1,035,840
Ford Motor Credit Co.:
5.75% 2/23/04	A3	250,000	251,015
6.7% 7/16/04	A3	1,000,000	1,020,190
General Motors Acceptance Corp. 9% 10/15/02	A2	1,000,000	1,036,240
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	1,000,000	1,075,030
Morgan Stanley Dean Witter & Co. 7.125% 1/15/03	Aa3	250,000	259,993
NiSource Finance Corp. 7.5% 11/15/03	Baa2	1,000,000	1,023,300
Powergen US Funding LLC 4.5% 10/15/04	Baa1	420,000	416,640
Sears Roebuck Acceptance Corp. 6% 3/20/03	A3	265,000	271,755
Southwestern Bell Capital Corp. 7.13% 6/1/05	A2	100,000	107,745
Sprint Capital Corp. 5.7% 11/15/03	Baa1	1,250,000	1,271,513
Unilever Capital Corp. 6.75% 11/1/03	A1	250,000	264,823
			8,814,808
Insurance - 0.5%
ITT Hartford Group, Inc. 6.375% 11/1/02	A2	168,000	172,175
Western National Corp. 7.125% 2/15/04	Aaa	351,000	371,425
			543,600
Real Estate - 2.1%
Avalon Properties, Inc. 7.375% 9/15/02	Baa1	900,000	914,202
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	290,000	298,285
EOP Operating LP:
6.5% 1/15/04	Baa1	1,200,000	1,241,652
7.375% 11/15/03	Baa1	100,000	104,916
			2,559,055
TOTAL FINANCIALS			25,691,530
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
INDUSTRIALS - 2.7%
Aerospace & Defense - 0.4%
Raytheon Co. 6.5% 7/15/05	Baa3	$ 500,000	$ 513,550
Airlines - 0.2%
Delta Air Lines, Inc. 8.5% 3/15/02	Ba3	174,000	168,780
Road & Rail - 2.1%
Canadian National Railway Co. yankee 7% 3/15/04	Baa2	300,000	315,846
Canadian Pacific Ltd. yankee 6.875% 4/15/03	Baa2	1,000,000	1,030,850
Norfolk Southern Corp. 7.875% 2/15/04	Baa1	400,000	427,752
Union Pacific Corp. 6.34% 11/25/03	Baa3	750,000	780,428
			2,554,876
TOTAL INDUSTRIALS			3,237,206
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.8%
Qwest Corp. 7.625% 6/9/03	A2	1,000,000	1,022,840
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Deutsche Telekom International Finance BV 7.75% 6/15/05	A3	1,000,000	1,073,190
GTE Corp. 9.1% 6/1/03	A2	95,000	101,494
			1,174,684
UTILITIES - 6.5%
Electric Utilities - 3.0%
Commonwealth Edison Co. 6.625% 7/15/03	A3	250,000	259,518
Hydro-Quebec yankee 7.375% 2/1/03	A1	1,500,000	1,569,630
Niagara Mohawk Power Corp. 7.375% 8/1/03	Baa2	700,000	733,698
Philadelphia Electric Co.:
6.5% 5/1/03	A2	105,000	108,586
6.625% 3/1/03	A2	270,000	278,859
Public Service Electric & Gas Co. 6.125% 8/1/02	A3	143,000	145,086
Texas Utilities Electric Co. 8% 6/1/02	A3	500,000	508,295
			3,603,672
Gas Utilities - 3.5%
Consolidated Natural Gas Co.:
5.75% 8/1/03	A3	613,000	629,435
7.375% 4/1/05	A3	500,000	531,715
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - continued
Enserch Corp. 6.25% 1/1/03	Baa2	$ 440,000	$ 445,707
Sonat, Inc. 6.875% 6/1/05	Baa2	1,000,000	1,002,980
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,022,280
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	Baa2	500,000	504,115
			4,136,232
TOTAL UTILITIES			7,739,904
TOTAL NONCONVERTIBLE BONDS (Cost $47,783,907)			48,793,291
U.S. Government and Government Agency Obligations - 50.2%

U.S. Government Agency Obligations - 46.0%
Fannie Mae:
5.125% 2/13/04	Aaa	140,000	144,659
6% 12/15/05	Aaa	320,000	336,832
6.5% 8/15/04	Aaa	3,450,000	3,674,802
7% 7/15/05	Aaa	370,000	401,335
Federal Home Loan Bank:
5.125% 9/15/03	Aaa	5,000,000	5,162,500
5.375% 1/5/04	Aaa	10,500,000	10,895,430
6.25% 8/13/04	Aaa	4,500,000	4,764,375
6.75% 8/15/02	Aaa	5,000,000	5,129,700
9.5% 2/25/04	Aaa	150,000	168,000
Freddie Mac:
3.25% 12/15/03	Aaa	1,360,000	1,359,048
5.25% 2/15/04	Aaa	11,050,000	11,445,364
6.375% 11/15/03	Aaa	3,980,000	4,197,029
7% 7/15/05	Aaa	485,000	526,075
7.375% 5/15/03	Aaa	6,500,000	6,882,915
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			55,088,064
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 4.2%
U.S. Treasury Bonds:
10.75% 5/15/03	Aaa	$ 3,200,000	$ 3,527,488
11.75% 2/15/10 (callable)	Aaa	1,225,000	1,495,076
TOTAL U.S. TREASURY OBLIGATIONS			5,022,564
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $58,286,012)			60,110,628
Foreign Government and Government Agency Obligations (c) - 4.5%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	519,755
Manitoba Province yankee 6.125% 1/19/04	Aa1	750,000	788,183
Ontario Province 7% 8/4/05	Aa3	275,000	296,439
Quebec Province yankee 8.8% 4/15/03	A1	2,000,000	2,140,200
Saskatchewan Province yankee 8% 7/15/04	A1	1,500,000	1,628,535
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,243,492)			5,373,112
Cash Equivalents - 2.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.94%, dated 1/31/02 due 2/1/02 (Cost $3,492,000)	$ 3,492,188	3,492,000
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $114,805,411)		117,769,031
NET OTHER ASSETS - 1.6%		1,935,601
NET ASSETS - 100%		$ 119,704,632
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,028,557 or 0.9% of net assets.

(c) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	77.4%	AAA, AA, A	40.3%
Baa	18.6%	BBB	23.6%
Ba	0.1%	BB	0.4%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.1%
Canada	7.1
United Kingdom	2.1
Others (individually less than 1%)	2.7
100.0%

Purchases and sales of securities, other than short-term securities, aggregated $64,244,658 and $56,379,073, respectively, of which long-term U.S. government and government agency obligations aggregated $57,793,921 and $55,030,889, respectively.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $115,247,302. Net unrealized appreciation aggregated $2,521,729, of which $2,661,402 related to appreciated investment securities and $139,673 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $674,000 of which $333,000 and $341,000 will expire on July 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $3,492,000) (cost $ 114,805,411) - See accompanying schedule		$ 117,769,031
Cash		250
Receivable for fund shares sold		173,801
Interest receivable		2,065,443
Total assets		120,008,525
Liabilities
Payable for fund shares redeemed	$ 185,189
Distributions payable	31,326
Accrued management fee	44,879
Other payables and accrued expenses	42,499
Total liabilities		303,893
Net Assets		$ 119,704,632
Net Assets consist of:
Paid in capital		$ 118,400,238
Distributions in excess of net investment income		(31,971)
Accumulated undistributed net realized gain (loss) on investments		(1,627,255)
Net unrealized appreciation (depreciation) on investments		2,963,620
Net Assets, for 12,595,655 shares outstanding		$ 119,704,632
Net Asset Value, offering price and redemption price per share ($119,704,632 ÷ 12,595,655 shares)		$9.50

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Interest		$ 3,291,386
Security lending		2,123
Total income		3,293,509
Expenses
Management fee	$ 281,854
Transfer agent fees	84,483
Accounting and security lending fees	31,542
Non-interested trustees' compensation	209
Custodian fees and expenses	2,415
Registration fees	27,727
Audit	10,613
Legal	6,514
Miscellaneous	4,346
Total expenses before reductions	449,703
Expense reductions	(65,901)	383,802
Net investment income (loss)		2,909,707
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(313,989)
Change in net unrealized appreciation (depreciation) on investment securities		350,628
Net gain (loss)		36,639
Net increase (decrease) in net assets resulting from operations		$ 2,946,346

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,909,707	$ 4,427,061
Net realized gain (loss)	(313,989)	(104,186)
Change in net unrealized appreciation (depreciation)	350,628	2,962,996
Net increase (decrease) in net assets resulting from operations	2,946,346	7,285,871
Distributions to shareholders from net investment income	(2,942,592)	(4,434,019)
Share transactions Net proceeds from sales of shares	49,392,411	116,104,222
Reinvestment of distributions	2,698,471	3,988,446
Cost of shares redeemed	(42,794,614)	(50,191,554)
Net increase (decrease) in net assets resulting from share transactions	9,296,268	69,901,114
Redemption fees	28,355	121,571
Total increase (decrease) in net assets	9,328,377	72,874,537
Net Assets
Beginning of period	110,376,255	37,501,718
End of period (including under (over) distribution of net investment income of $(31,971) and $914, respectively)	$ 119,704,632	$ 110,376,255
Other Information Shares
Sold	5,158,573	12,431,951
Issued in reinvestment of distributions	282,203	426,912
Redeemed	(4,481,204)	(5,364,054)
Net increase (decrease)	959,572	7,494,809

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended January 31, 2002	Years ended July 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, begin- ning of period	$ 9.490	$ 9.060	$ 9.290	$ 9.750	$ 9.670	$ 9.240
Income from Investment Operations
Net investment income (loss) D	.218 F	.585	.645	.677	.670	.634
Net realized and unrealized gain (loss)	.011 F	.430	(.229)	(.404)	.078	.428
Total from investment operations	.229	1.015	.416	.273	.748	1.062
Less Distributions
From net investment income	(.221)	(.601)	(.648)	(.685)	(.670)	(.634)
From net realized gain	-	-	-	(.043)	-	-
In excess of net realized gain	-	-	-	(.007)	-	-
Total distributions	(.221)	(.601)	(.648)	(.735)	(.670)	(.634)
Redemption fees added to paid in capital D	.002	.016	.002	.002	.002	.002
Net asset value, end of period	$ 9.500	$ 9.490	$ 9.060	$ 9.290	$ 9.750	$ 9.670
Total Return B, C	2.44%	11.72%	4.70%	2.76%	8.00%	11.94%
Ratios to Average Net Assets E
Expenses before expense reductions	.70% A	.76%	1.01%	1.11%	1.34%	1.81%
Expenses net of voluntary waivers, if any	.60% A	.40%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.60% A	.40%	.35%	.35%	.35%	.34%
Net Investment Income (loss)	4.52% A, F	6.32%	7.10%	7.00%	6.92%	6.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,705	$ 110,376	$ 37,502	$ 23,717	$ 19,777	$ 13,211
Portfolio turnover rate	98% A	47%	31%	18%	67%	83%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.045 and increase net realized and unrealized gain (loss) per share by $.045. Without this change the ratio of net investment income to average net assets would have been 5.46%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Target Timeline 2003 (the fund)is a fund of Fidelity Boston Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The target date for the fund is September 30, 2003. On this date, the fund will mature. The fund's Board of Trustees anticipates closing the fund to new accounts approximately one year prior to its target date and expects to liquidate the fund within one month of the fund's target date. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $596,138 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

The effect of this change during the period, was to decrease net investment income by $605,803; increase net unrealized appreciation/depreciation by $495,000; and increase net realized gain (loss) by $110,803. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .13% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .60% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $65,562.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $339.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income Fund

Ginnie Mae Fund

Government Income Fund

High Income Fund

Intermediate Bond Fund

Intermediate Government
Income Fund

Investment Grade Bond Fund

New Markets Income Fund

Short-Term Bond Fund

Spartan® Government Income Fund

Spartan Investment Grade Bond Fund

Strategic Income Fund

Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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for the deaf and hearing impaired
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Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

TTI-SANN-0302 155199
1.700749.104

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82 Devonshire St., Boston, MA 02109
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